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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

May 19, 2005
Date of Report

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31446 (Commission File Number)	45-0466694 (I.R.S. Employer Identification No.)
1700 Lincoln Street, Suite 1800, Denver, Colorado (Address of principal executive offices)		80203-4518 (Zip Code)

Registrant's telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 Other Events

        On January 25, 2005, Cimarex Energy Co. ("Cimarex"), its wholly owned subsidiary, Cimarex Nevada Acquisition Co. ("Merger Sub"), and Magnum Hunter Resources, Inc. ("Magnum Hunter") entered into an Agreement and Plan of Merger, which was later amended as of February 18, 2005 and April 20, 2005. The unaudited consolidated financial statements of Magnum Hunter as of and for the three months ended March 31, 2005 are filed herewith as Exhibit 99.1. In addition, the unaudited pro forma condensed combined financial statements filed herewith as Exhibit 99.2 have been prepared to present a picture of the results of operations of the combined company after giving effect to the merger of Merger Sub with and into Magnum Hunter, absent any operational or other changes, had Cimarex and Magnum Hunter's businesses been combined for the periods and at the dates indicated.

ITEM 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Unaudited Consolidated Financial Statements of Magnum Hunter as of and for the three months ended March 31, 2005.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.
Dated: May 19, 2005	By:	/s/ JAMES H. SHONSEY James H. Shonsey Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Consolidated Financial Statements of Magnum Hunter as of and for the three months ended March 31, 2005.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

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  ITEM 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX